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                                                               EXHIBIT 10(b)(ii)



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of January 13, 1995 among CABOT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of January 13, 1994 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement to provide for an extension of the term of the facility provided for therein and a reduction of the pricing.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendment of Section 1.01 of the Agreement. Section 1.01 of the Agreement is amended by

         (a) replacing the definition of "Facility Fee Rate" with the following:

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                  "Facility Fee Rate" means (i) .08 of 1% per annum for any day on which Investment Level I Status exists, (ii) .10 of 1% per annum for any day on which Investment Level II Status exists, (iii) .125 of 1% per annum for any day on which Investment Level III Status exists, (iv) .15 of 1% per annum for any day on which Investment Level IV Status exists and (v) .20 of 1% per annum for any day on which Investment Level V Status exists.

         (b) replacing the definitions of "Investment Level I Status", "Investment Level II Status", "Investment Level III Status" and "Investment Level IV Status" with the following:

                  "Investment Level I Status" exists at any date if, at such day
         (x) the Borrower's outstanding senior unsecured long-term debt securities are (i) rated A (without a minus sign) or better by S&P and
         (ii) rated A2 or better by Moody's and (y) Investment Level V Status does not exist.

                  "Investment Level II Status" exists at any date if, at such date (x) the Borrower's outstanding senior unsecured long-term debt securities are (i) rated A- or better by S&P and (ii) rated A3 or better by Moody's and (y) neither Investment Level I Status nor Investment Level V Status exists.

                  "Investment Level III Status" exists at any date if, at such date, (x) the Borrower's outstanding senior unsecured long-term debt securities are (i) rated BBB+ or better by S&P and (ii) rated Baa1 or better by Moody's and (y) none of Investment Level I Status, Investment Level II Status nor Investment Level Status V exists.

                  "Investment Level IV Status" exists at any date if, at such date, (x) the Borrower's outstanding senior unsecured long-term debt securities are (i) rated BBB (without a minus sign) or better by S&P and (ii) rated Baa2 or better by Moody's and (y) none of Investment Level I Status, Investment Level II Status, Investment Level III Status and Investment Level V Status exists.

                  "Investment Level V Status" exists at any date if, at such date, (x) the Borrower's outstanding senior unsecured long-term debt securities are (i) rated BBB- or lower by S&P or (ii) rated Baa3 or lower by Moody's or (y) if the Borrower's commercial paper rating is A3 by S&P or P3 by Moody's.

         (c) by replacing the date "January 13, 1997" where it appears in the definition of "Termination Date" with the date "January 13, 2000".


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

         SECTION 3. Amendment of Section 2.07 of the Agreement. The definitions of "CD Margin" and "Euro-Dollar Margin" in Section 2.07 of the Agreement are amended to read as follows:

         "CD Margin" means, for any day, the percentage per annum equal to the applicable CD Margin set forth in the table below.

         If the Investment Level Status is:                 The CD Margin is:
         ----------------------------------                 -----------------
         Investment Level Status I                              .295 of 1%
         Investment Level Status II                             .375 of 1%
         Investment Level Status III                            .40 of 1%
         Investment Level Status IV                             .425 of 1%
         Investment Level Status V                              .675 of 1%

         "Euro-Dollar Margin" means, for any day, the percentage per annum equal to the applicable Euro-Dollar Margin set forth in the table below.

         If the Investment Level Status is:          The Euro-Dollar Margin is:
         ----------------------------------          --------------------------
         Investment Level Status I                           .17 of 1%
         Investment Level Status II                          .25 of 1%
         Investment Level Status III                         .275 of 1%
         Investment Level Status IV                          .30 of 1%
         Investment Level Status V                           .55 of 1%

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                             CABOT CORPORATION

                                             By/s/ John G.L. Cabot
                                               ---------------------------------
                                               Title: Vice Chairman of the Board

                                             MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK

                                             By/s/ Deborah A. Brodheim
                                               ---------------------------------
                                               Title: Vice President

                                             THE FIRST NATIONAL BANK
                                                OF BOSTON

                                             By/s/ Harvey H. Thayer, Jr.
                                               ---------------------------------
                                               Title: Director




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                                             CITIBANK, N.A.

                                             By/s/ Gian Paolo Potsios
                                               ---------------------------------
                                               Title: Vice President

                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By/s/ Robert Ivosevich
                                               ---------------------------------
                                               Title: Senior Vice President

                                             CREDIT LYONNAIS
                                                CAYMAN ISLAND BRANCH

                                             By/s/ Robert Ivosevich
                                               ---------------------------------
                                               Title: Authorized Signature

                                             ABN AMRO BANK N.V.

                                             By/s/ James E. Davis
                                               ---------------------------------
                                               Title: Vice President

                                             By/s/ Charles J. Wahle
                                               ---------------------------------
                                               Title: Corporate Banking Officer

                                             CHEMICAL BANK

                                             By/s/ William J. Caggiano
                                               ---------------------------------
                                               Title: Managing Director

                                             MIDLAND BANK PLC NEW YORK
                                                BRANCH

                                             By/s/ Jonathan Morris
                                               ---------------------------------
                                               Title: Vice President

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                                             THE INDUSTRIAL BANK OF JAPAN
                                                TRUST COMPANY

                                             By/s/ Robert W. Ramage, Jr.
                                               ---------------------------------
                                               Title: Senior Vice President

                                             BROWN BROTHERS HARRIMAN & CO.

                                             By/s/ William J. Whalen, Jr.
                                               ---------------------------------
                                               Title: Manager

                                             MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK, as Agent

                                             By/s/ Deborah A. Brodheim
                                               ---------------------------------
                                               Title: Vice President
                                             60 Wall Street
                                             New York, New York  10260
                                             Attention: Mark Connor
                                             Telex number:  177615
                                             Telecopy number: (302) 634-1091



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